                                                                    EXHIBIT 10.6

================================================================================

                                GREYROCK CAPITAL
               A Division of NationsCredit Commercial Corporation

                              $7,500,000 Term Loan

                                  provided to

                               VIXEL CORPORATION

                                October 2, 1998

================================================================================


1. Amendment to Loan Agreement between Greyrock Capital, a Division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("Greyrock") and Vixel Corporation ("Borrower") dated October 2, 1998*.

2. Secured Promissory Note in the original principal amount of $7,500,000 made by Borrower to the order of Greyrock.

3.   Warrant to Purchase Stock issued by Borrower to Greyrock.

4.   Certified Resolution and Incumbency Certificate of Borrower.





------------
* Unless otherwise indicated, all documents are dated October 2, 1998.

                           ---------------------------

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:     VIXEL CORPORATION
ADDRESS:      11911 NORTHCREEK PARKWAY S.
              BOTHELL, WASHINGTON  98011

DATE:         OCTOBER 2, 1998

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, a division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated November 26, 1997 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        1. Term Loan. Section 1 of the Schedule, which presently reads as follows:

                "1. Credit Limit (Section 1.1): An amount not to exceed the lesser of: (i) $5,000,000 at any one time outstanding; or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above)."

is amended to read as follows:

                "1. CREDIT LIMIT (Section 1.1): An amount not to exceed the lesser of $12,500,000 or the sum of (a) and (b) below:

                        "(a) The unpaid principal balance of the Term Loan in the original principal amount of $7,500,000 being made concurrently herewith by GBC to Borrower (the `Term Loan') and evidenced by the Secured Promissory Note (`Term Note') made by Borrower to the order of GBC, being executed and delivered to GBC concurrently herewith; plus

                        "(b) Loans (the "Revolving Loans") in an amount not to exceed the lesser of (i) $5,000,000 at any one time outstanding, or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above)

                "The Term Loan shall be made concurrently, in one disbursement. GBC shall have no obligation to disburse the Term Loan if, at the date of the disbursement, any Event of Default or event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing.

                "The Term Loan shall bear interest and be repayable on the terms set forth in the Term Note. The Term Loan once repaid may not be reborrowed. The Term Loan and the Revolving Loans constitute `Loans' for all purposes of this Agreement."

GREY ROCK CAPITAL                                    AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------

        2. Interest-Revolving Loans. The portion of Section 2 of the Schedule, which presently reads as follows:

                "(ii) the interest charged for each month in which there are any Loans outstanding shall be a minimum of $6,000 (regardless of the amount of the Loans outstanding), and (iii) the interest charged for each month in which there are no Loans outstanding shall be $2,000 (even though there are no Loans outstanding)."

is amended to read as follows:

                "(ii) the interest with respect to Revolving Loans charged for each month in which there are any Revolving Loans outstanding shall be a minimum of $6,000 (regardless of the amount of the Revolving Loans outstanding), and (iii) the interest with respect to Revolving Loans charged for each month in which there are no Revolving Loans outstanding shall be $2,000 (even though there are no Revolving Loans outstanding)."

        3. Extension. The date "NOVEMBER 30, 1998" in Section 4 of the Schedule is hereby amended by replacing said date with the date "SEPTEMBER 30, 1999." Borrower may request an extension of such maturity date from September 30, 1999 to December 31, 1999, but any such extension shall be a matter of GBC's sole discretion and any such extension shall only be granted in a written agreement signed by GBC. In the event GBC grants such extension, GBC agrees not to charge an additional fee for the same.

        4. Fee; Warrants. In consideration for GBC entering into this Amendment and making the Term Loan, the Borrower shall (i) concurrently pay GBC a fee in the amount of $112,500, and (ii) on or before November 25, 1998, provide GBC with five-year warrants to purchase 100,000 shares of Series E Preferred stock of the Borrower, on the terms set forth in the Warrant to Purchase Stock attached hereto as Exhibit A, at $10.00 per share. Said fee and warrants shall be deemed fully earned on the date hereof, shall be in addition to all interest and other fees, and shall be non-refundable. GBC is authorized to deduct the foregoing fee from the proceeds of the Term Loan.

        5. Representations True. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct, except as set forth in Schedule A hereto. GBC hereby waives any Event of Default (as defined in the Loan Agreement ) arising by reason of the matters set forth on Schedule A hereto or the failure of Borrower to notify GBC of the same, provided that Borrower shall (i) cure the breaches set forth in Section 3.8 of Schedule A on or before November 30, 1998, and (ii) cure the breaches set forth in Section 5.2 of Schedule A on or before October 31, 1998. The foregoing waiver shall not extend to any other default or Event of Default, whether or not similar to the foregoing, including without limitation any future breach of any of the covenants or matters set forth on Schedule A..

        6. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

GREY ROCK CAPITAL                                    AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------

Borrower:                                   GBC:

VIXEL CORPORATION                           Greyrock Capital, a Division of
                                            Nationscredit Commercial Corporation


By /s/ Gregory R. Olbright
   -------------------------------
   President or Vice President              By /s/ Lisa Nagano
                                               -------------------------------
                                               Title Vice President
By /s/ James C. T. Linfield
   -------------------------------
   Secretary or Ass't Secretary

[GREYROCK LOGO]


                            SECURED PROMISSORY NOTE

$7,500,000.                   LOS ANGELES, CALIFORNIA            October 2, 1998

     FOR VALUE RECEIVED, the undersigned (the Borrower) promises to pay to the order of GREYROCK CAPITAL, a division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) (Greyrock) at 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024, or at such other address as the holder of this Note shall direct, the principal sum of $7,500,000, or such lesser amount as may represent the unpaid principal balance of the Term Loan made by Greyrock to Borrower pursuant to the Loan and Security Agreement between the Borrower and Greyrock dated NOVEMBER 26, 1997 (as amended, the Loan Agreement), payable on the earlier of the following dates (the Maturity Date): (i) SEPTEMBER 30, 1999, or (ii) the date the Loan Agreement terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

     This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: The interest rate in effect throughout each calendar month during the term of this Note shall be the highest LIBOR Rate in effect during such month, plus 4.75% per annum, provided that the interest rate in effect in each month shall not be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. LIBOR Rate has the meaning set forth in the Loan Agreement.

     Accrued interest on this Note shall be payable monthly, in addition to the principal payments provided above, commencing on OCTOBER 31, 1998, and continuing on the last day of each succeeding month. Any accrued interest not paid when due (including any cure period provided in the Loan Agreement) shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

     In the event any payment of principal or interest on this Note is not paid in full when due (including any cure period provided in the Loan Agreement), or if any other default or event of default occurs and is continuing hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between the Borrower and Greyrock (collectively, Events of Default), Greyrock may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Greyrock after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of Greyrock to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

GREYROCK CAPITAL                                         SECURED PROMISSORY NOTE
--------------------------------------------------------------------------------

     All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Greyrock shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     The Borrower agrees to pay all reasonable costs and expenses (including without limitation attorney's fees) incurred by Greyrock in connection with or related to this Note, or its enforcement, whether or not suit be brought, as authorized in the Loan Agreement. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and Greyrock. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between the Borrower and Greyrock, and all of Greyrock's rights and remedies hereunder and thereunder are cumulative.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Greyrock, and then only to the extent therein specifically set forth.

GREYROCK AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     This Note is payable in, and shall be governed by the laws of, the State of California.

                                        VIXEL CORPORATION


                                        By: /s/  Gregory R. Olbright
                                           -------------------------------------
                                                                       President

                                        By: /s/ James C.T. Linfield
                                           -------------------------------------
                                                                       Secretary

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                            -------------------------

                            WARRANT TO PURCHASE STOCK

WARRANT TO PURCHASE 100,000         ISSUE DATE:                NOVEMBER 25, 1998
SHARES OF THE SERIES E PREFERRED    EXPIRATION DATE:           NOVEMBER 25, 2003
STOCK OF VIXEL CORPORATION          INITIAL EXERCISE PRICE:    $10.00 PER SHARE

THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, GREYROCK CAPITAL, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION (FORMERLY GREYROCK BUSINESS CREDIT) ("Holder") is entitled to purchase the number of fully paid and non-assessable shares of the class of securities (the "Shares") of the corporation (the "Company") at the initial exercise price per Share (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant, and subject further to Section 1.7 hereof.

                              ARTICLE 1. EXERCISE.

        1.1 METHOD OF EXERCISE. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

        1.2 CONVERSION RIGHT. In lieu of exercising this Warrant as specified in
Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant Section 1.4.

        1.3 FAIR MARKET VALUE. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. If the valuation of such investment banking firm is more than ten percent (10%) greater than that determined by the Board of Directors, then all fees and expenses of such investment banking firm shall be paid by the Company. In all other circumstances, such fees and expenses shall be paid by Holder.

        1.4 DELIVERY OF CERTIFICATE AND NEW WARRANT. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

        1.5 REPLACEMENT OF WARRANTS. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or

GREYROCK CAPITAL                                       WARRANT TO PURCHASE STOCK
--------------------------------------------------------------------------------

mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

        1.6 REPURCHASE ON SALE, MERGER OR CONSOLIDATION OF THE COMPANY.

        1.6.1. "ACQUISITION". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

        1.6.2. ASSUMPTION OF WARRANT. If upon the closing of any Acquisition the successor entity assumes the obligations of this Warrant, then this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

        1.6.3. NONASSUMPTION. If upon the closing of any Acquisition the successor entity does not assume the obligations of this Warrant and Holder has not otherwise exercised this Warrant in full, then the unexercised portion of this Warrant shall be deemed to have been automatically converted pursuant to
Section 1.2 and thereafter Holder shall participate in the acquisition on the same terms as other holders of the same class of securities of the Company.

        1.7. REDEMPTION EVENT; WARRANT FOR COMMON SHARES AT HOLDER'S OPTION; CONVERSION RATE APPLIES. If at the time the Holder intends to exercise this Warrant a redemption of Series E Preferred shares of the Company is then slated to occur or is occurring under the terms and provisions of subsection 6 of section D of Article IV of the Restated Certificate of Incorporation of the Company dated February __, 1998, then this Warrant, at the sole option of the Holder, shall be considered to be exercisable for the same number of shares of common stock of the Company as stated above regarding the number of shares of Series E Preferred of the Company as modified by the most recent per share conversion rate applicable to the Series E Preferred stock of the Company as set forth in the certificate of incorporation of the Company; the per share exercise price for such common shares shall be the same as is set forth above with respect to the Series E Preferred stock of the Company.

        ARTICLE 2. ADJUSTMENTS TO THE SHARES.

        2.1 STOCK DIVIDENDS, SPLITS, ETC. If the Company declares or pays a dividend on its common stock (or the Shares if the Shares are securities other than common stock) payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, or, if the Shares are securities other than common stock, subdivides the Shares in a transaction that increases the amount of common stock into which the Shares are convertible, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

        2.2 RECLASSIFICATION, EXCHANGE OR SUBSTITUTION. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Certificate of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which

GREYROCK CAPITAL                                       WARRANT TO PURCHASE STOCK
--------------------------------------------------------------------------------

shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

        2.3 ADJUSTMENTS FOR COMBINATIONS, ETC. If the outstanding Shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased.

        2.4 ADJUSTMENTS FOR DILUTING ISSUANCES. The Warrant Price and the number of Shares issuable upon exercise of this Warrant or, if the Shares are Preferred Stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment for "Dilutive Issuances" as set forth in the Restated Certificate of Incorporation.

        2.5 NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

        2.6 FRACTIONAL SHARES. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the fair market value of a full Share.

        2.7 ADJUSTMENTS. Holder shall be entitled to the same rights with respect to notices regarding adjustments as provided to the holders of Series E Preferred Stock as set forth in the Company's Restated Certificate of Incorporation.

        2.8 NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise of the Holder's rights to purchase Preferred Stock as provided for herein.

        ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

        3.1 REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Holder as follows:

        All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

        3.2 NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of

GREYROCK CAPITAL                                       WARRANT TO PURCHASE STOCK
--------------------------------------------------------------------------------

common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.gma

        3.3 REGISTRATION AND INFORMATION RIGHTS. Substantially concurrently with the issuance of this Warrant, the Company shall cause its Amended and Restated Investors' Rights Agreement to be amended to make the Shares "Registrable Securities" thereunder and Holder a "Holder" thereunder. By acceptance of this Warrant, Holder shall be deemed a party to the Agreement and shall execute counterpart signature pages thereto at the request of the Company.

        ARTICLE 4. REPRESENTATIONS AND COVENANTS OF HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of Holder, which by its acceptance hereof the Holder hereby confirms:

        4.1 INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of Holder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

        4.2 PRIVATE ISSUE. Holder understands (i) that the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 4.

        4.3 FINANCIAL RISK. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

        4.4 RISK OF NO REGISTRATION. Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to
        Section 12 of the 1933 Act, or file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the rights of the Holder to purchase Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

        4.5 ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Act, as presently in effect.

        ARTICLE 5. MISCELLANEOUS.

        5.1 TERM: NOTICE OF EXPIRATION. This Warrant is exercisable, in whole or in part, at any time and from time to time on or before the Expiration Date set forth above.

        5.2 LEGENDS. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

        THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

GREYROCK CAPITAL                                       WARRANT TO PURCHASE STOCK
--------------------------------------------------------------------------------

        5.3 COMPLIANCE WITH SECURITIES LAWS ON TRANSFER. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holders notice of proposed sale.

        5.4 TRANSFER PROCEDURE. Subject to the provisions of Section 5.2 and 5.3, Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) by giving the Company notice of the portion of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Unless the Company is filing financial information with the SEC pursuant to the Securities Exchange Act of 1934, the Company shall have the right to refuse to transfer any portion of this Warrant to any person who directly competes with the Company.

        5.5 NOTICES. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time.

        5.6 WAIVER. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

        5.7 ATTORNEYS FEES. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

        5.8 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.


        VIXEL CORPORATION


        BY /s/ Gregory R. Olbright
          ----------------------------------------------------
           CHAIRMAN OF THE BOARD, PRESIDENT OR VICE PRESIDENT

        BY /s/ Kurtis L. Adams
          ----------------------------------------------------
           SECRETARY OR ASS'T SECRETARY

GREYROCK CAPITAL                                       WARRANT TO PURCHASE STOCK
--------------------------------------------------------------------------------

                                   APPENDIX 1
                               NOTICE OF EXERCISE

        1. The undersigned hereby elects to purchase ____________ shares of the Common/Series ____ Preferred [strike one] Stock of __________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

        1. The undersigned hereby elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised with respect to _______ of the Shares covered by the Warrant.

                     [Strike paragraph that does not apply.]

        2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

                           --------------------------
                                     (Name)

                           --------------------------

                           --------------------------
                                    (Address)


               3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.


-------------------------------------
(Signature)

-------------------------------------
(Date)

[GREYROCK LOGO]


                CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE

BORROWER:      VIXEL CORPORATION, A CORPORATION
               ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

DATE:          OCTOBER 2, 1998


I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Greyrock Capital, a division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("Greyrock") ("Greyrock"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Greyrock, and Greyrock is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Greyrock, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Greyrock, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Greyrock any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as Greyrock may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval; and that Greyrock may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to Greyrock by this corporation by certified mail, return receipt requested.

     Stock Purchase Warrants.

     RESOLVED FURTHER, that, in connection with the foregoing loans, this corporation shall issue to Greyrock warrants to purchase 100,000 shares of SERIES E PREFERRED stock of this corporation, at $10.00 per share, on the terms and provisions of Greyrock's standard form Warrant to Purchase Stock and related documents, with such changes therein as Greyrock and this corporation shall agree; any officer of this corporation is hereby authorized to execute and deliver such Warrant to Purchase Stock and related documents, and all documents and instruments relating thereto, in such form and containing such additional provisions as said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

GREYROCK CAPITAL                                            CERTIFIED RESOLUTION
--------------------------------------------------------------------------------


The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES                       OFFICE(S)                 ACTUAL SIGNATURES
-----                       ---------                 -----------------

GREGORY R. OLBRIGHT         CEO & PRESIDENT           x /s/ GREGORY R. OLBRIGHT
                                                        ------------------------

JAMES C. T. LINFIELD        SECRETARY                 x /s/ JAMES C. T. LINFIELD
                                                        ------------------------

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.



                                   /s/ JAMES C. T. LINFIELD
                                   ---------------------------------
                                   Secretary or Assistant Secretary

--------------------------------------------------------------------------------

[LOGO]


                           LOAN AND SECURITY AGREEMENT

BORROWER:             VIXEL CORPORATION
ADDRESS:              11911 NORTHCREEK PARKWAY S., SUITE 100
                      BOTHELL, WASHINGTON  98011

DATE:          NOVEMBER 26, 1997

This Loan and Security Agreement is entered into on the above date between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024 and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 8 below.)

1.  LOANS.

  1.1 LOANS. GBC will make loans to Borrower (the "Loans"), in amounts determined by GBC in its * up to the amounts (the "Credit Limit") shown on the Schedule, provided no Default or Event of Default has occurred and is continuing. If at any time or for any reason the total of all outstanding Loans and all other Obligations exceeds the Credit Limit, Borrower shall immediately pay the amount of the excess to GBC, without notice or demand.

  *GOOD FAITH BUSINESS JUDGMENT

  1.2 INTEREST. All Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by GBC and Borrower. Interest shall be payable monthly, on the last day of the month. Interest may, in GBC's discretion, be charged to Borrower's loan account, and the same shall thereafter bear interest at the same rate as the other Loans.

  1.3 FEES. Borrower shall pay GBC the fee(s) shown on the Schedule, which are in addition to all interest and other sums payable to GBC and are not refundable.

2.  SECURITY INTEREST.

  2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to GBC a security interest in all of Borrower's interest in the following, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All Inventory, Equipment, Receivables, and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, all money, all collateral in which GBC is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in GBC's possession, and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing.

3.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

  In order to induce GBC to enter into this Agreement and to make Loans, Borrower represents and warrants to GBC as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

  3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Borrower or its property.

  3.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give GBC 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the

GREYROCK BUSINESS CREDIT

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
future comply, with all laws relating to the conduct of business under a fictitious business name.

  3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth on the Schedule. Borrower will give GBC at least 30 days prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

  3.4 TITLE TO COLLATERAL; PERMITTED LIENS. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Borrower. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. GBC now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend GBC and the Collateral against all claims of others. Borrower is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Borrower's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Borrower shall, whenever requested by GBC, use its best efforts to cause such third party to execute and deliver to GBC, in form acceptable to GBC, such waivers and subordinations as GBC shall specify, so as to ensure that GBC's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

  3.5 MAINTENANCE OF COLLATERAL. Borrower will maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise GBC in writing of any material loss or damage to the Collateral.

  3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with generally accepted accounting principles.

  3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to GBC have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and fairly reflect the financial condition of Borrower, at the times and for the periods therein stated *. Between the last date covered by any such statement provided to GBC and the date hereof, there has been no material adverse change in the financial condition or business of Borrower.

  *  , SUBJECT TO NORMAL YEAR-END ACCRUALS AND AUDIT ADJUSTMENTS

  3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower. Borrower may, however, defer payment of any contested taxes, provided that Borrower (i) in good faith contests Borrower's obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies GBC in writing of the commencement of, and any material development in, the proceedings, and (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a lien upon any of the Collateral. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or any other governmental agency. Borrower shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Borrower.

  3.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, and all environmental matters.

  3.10 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Borrower's knowledge) threatened by or against or affecting Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform GBC in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any single claim of * or more, or involving ** or more in the aggregate.

GREYROCK BUSINESS CREDIT

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

  *$100,000    **$200,000

  3.11 USE OF PROCEEDS. All proceeds of all Loans shall be used solely for lawful business purposes.

4.  RECEIVABLES.

  4.1 REPRESENTATIONS RELATING TO RECEIVABLES. Borrower represents and warrants to GBC as follows: Each Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed, bona fide, existing, unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods or the rendition of services, in the ordinary course of Borrower's business.

  4.2 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Borrower represents and warrants to GBC as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct and all such invoices, instruments and other documents and all of Borrower's books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall comply with all applicable laws and governmental rules and regulations. All signatures and indorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.

  4.3 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES. Borrower shall deliver to GBC transaction reports and loan requests, schedules of all Receivables, and schedules of collections, all on GBC's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit GBC's security interest and other rights in all of Borrower's Receivables, nor shall GBC's failure to advance or lend against a specific Receivable affect or limit GBC's security interest and other rights therein. Together with each such schedule, or later if requested by GBC, Borrower shall furnish GBC with copies (or, at GBC's request, originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Receivables, and Borrower warrants the genuineness of all of the foregoing. Borrower shall also furnish to GBC an aged accounts receivable trial balance in such form and at such intervals as GBC shall request. In addition, Borrower shall deliver to GBC the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, immediately upon receipt thereof and in the same form as received, with all necessary indorsements.

  4.4 COLLECTION OF RECEIVABLES. Borrower shall have the right to collect all Receivables, unless and until a Default or an Event of Default has occurred *. Borrower shall hold all payments on, and proceeds of, Receivables in trust for GBC, and Borrower shall deliver all such payments and proceeds to GBC, within one business day after receipt of the same, in their original form, duly endorsed, to be applied to the Obligations in such order as GBC shall determine.

  *  AND IS CONTINUING

  4.5 DISPUTES. Borrower shall notify GBC promptly of all disputes or claims relating to Receivables on the regular reports to GBC. Borrower shall not forgive, or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Borrower may do so, provided that: (i) Borrower does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to GBC on the regular reports provided to GBC; (ii) no Default or Event of Default has occurred and is continuing; and (iii) taking into account all such settlements and forgiveness, the total outstanding Loans and other Obligations will not exceed the Credit Limit.

  4.6 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the Account Debtor in the appropriate amount (sending a copy to GBC). In the event any attempted return occurs after the occurrence of any Event of Default *, Borrower shall (i) not accept any return without GBC's prior written consent, (ii) hold the returned Inventory in trust for GBC, (iii) segregate all returned Inventory from all of Borrower's other property, (iv) conspicuously label the returned Inventory as GBC's property, and (v) immediately notify GBC of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on GBC's request deliver such returned Inventory to GBC.

  * WHICH IS CONTINUING

  4.7 VERIFICATION. GBC may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Borrower or GBC or such other name as GBC may choose, and GBC or its designee may, at any time, notify Account Debtors that it has a security interest in the Receivables.

  4.8 NO LIABILITY. GBC shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall GBC be deemed to be responsible for any of Borrower's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve GBC from liability for its own gross negligence or willful misconduct.

GREYROCK BUSINESS CREDIT

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

5.  ADDITIONAL DUTIES OF THE BORROWER.

  5.1 INSURANCE. Borrower shall, at all times, insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to GBC, in such form and amounts as *, and Borrower shall provide evidence of such insurance to GBC, so that GBC is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name GBC as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to GBC. Upon receipt of the proceeds of any such insurance **, GBC shall apply such proceeds in reduction of the Obligations as GBC shall determine in its sole discretion, except that, provided no Default or Event of Default has occurred and is continuing, GBC shall release to Borrower insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Borrower for the replacement of the Equipment with respect to which the insurance proceeds were paid. GBC may require reasonable assurance that the insurance proceeds so released will be so used. If Borrower fails to provide or pay for any insurance, GBC may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to GBC copies of all reports made to insurance companies.

  *  ARE CUSTOMARY IN BORROWER'S BUSINESS

  ** SUBJECT TO THE RIGHTS OF THE HOLDER OF THE SVB LIENS (AS DEFINED IN SECTION
     8 BELOW)

  5.2 REPORTS. Borrower, at its expense, shall provide GBC with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as GBC shall from time to time reasonably specify.

  5.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one business day's notice, GBC, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records. GBC shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but GBC shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be $600 per person per day (or such higher amount as shall represent GBC's then current standard charge for the same), plus reasonable out-of-pockets expenses. Borrower shall not be charged more than $3,000 per audit (plus reasonable out-of-pockets expenses), nor shall audits be done more frequently than four times per calendar year, provided that the foregoing limits shall not apply after the occurrence of a Default or Event of Default *, nor shall they restrict GBC's right to conduct audits at its own expense (whether or not a Default or Event of Default has occurred). Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's books or records at any location other than Borrower's Address, without first obtaining GBC's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give GBC the same rights with respect to access to books and records and related rights as GBC has under this Agreement.

  * WHICH IS CONTINUING

  5.4 REMITTANCE OF PROCEEDS. All proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrower to GBC in the original form in which received by Borrower not later than the following business day after receipt by Borrower, to be applied to the Obligations in such order as GBC shall determine; provided that, if no Default or Event of Default has occurred and is continuing, and if no term loan is outstanding hereunder, then Borrower shall not be obligated to remit to GBC the proceeds of the sale of Equipment which is sold in the ordinary course of business, in a good-faith arm's length transaction. Except for the proceeds of the sale of Equipment as set forth above, Borrower shall not commingle proceeds of Collateral with any of Borrower's other funds or property, and shall hold such proceeds separate and apart from such other funds and property and in an express trust for GBC. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

  5.5 NEGATIVE COVENANTS. Except as may be permitted in the Schedule, Borrower shall not, without GBC's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral, except that, provided no Default or Event of Default has occurred and is continuing, Borrower may (a) sell finished Inventory in the ordinary course of Borrower's business, and (b) sell Equipment in the ordinary course of business, in good-faith arm's length transactions; (v) store any Inventory or other Collateral with any warehouseman or other third party; (vi) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis; (vii) make any loans of any money or other assets *; (viii) incur any debts, outside the ordinary course of business, which would have a material, adverse effect on Borrower or on the prospect of repayment of the Obligations **; (ix) guarantee or otherwise become liable with respect to the obligations of another party or entity; (x) pay or declare any dividends on Borrower's stock (except for dividends payable solely in stock of Borrower); (xi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock***; (xii) make any change in Borrower's capital structure which would have a material adverse effect on Borrower or on the prospect of repayment of the Obligations; or (xiii) dissolve or elect to dissolve; or (xiv) agree to do any of the foregoing.

  * OTHER THAN: (i) EXTENSIONS OF CREDIT IN THE NATURE OF ACCOUNTS RECEIVABLE OR NOTES RECEIVABLE ARISING FROM THE SALE OR LEASE OF GOODS OR SERVICES IN THE ORDINARY COURSE OF BUSINESS; (ii) INVESTMENTS (INCLUDING DEBT OBLIGATIONS) RECEIVED IN CONNECTION WITH THE BANKRUPTCY OR REORGANIZATION OF CUSTOMERS OR SUPPLIERS AND IN SETTLEMENT OF DELINQUENT OBLIGATIONS

GREYROCK BUSINESS CREDIT
                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

OF, AND OTHER DISPUTES WITH, CUSTOMERS OR SUPPLIERS ARISING IN THE ORDINARY COURSE OF BUSINESS; AND (iii) INVESTMENTS CONSISTING OF (a) COMPENSATION OF EMPLOYEES, OFFICERS AND DIRECTORS OF BORROWER SO LONG AS THE BOARD OF DIRECTORS OF BORROWER DETERMINES THAT SUCH COMPENSATION IS IN THE BEST INTERESTS OF BORROWER, (b) TRAVEL ADVANCES, EMPLOYEE RELOCATION LOANS AND OTHER EMPLOYEE LOANS AND ADVANCES IN THE ORDINARY COURSE OF BUSINESS, (c) LOANS TO EMPLOYEES, OFFICERS OR DIRECTORS RELATING TO THE PURCHASE OF EQUITY SECURITIES OF BORROWER,
(d) OTHER LOANS TO OFFICERS AND EMPLOYEES DULY AUTHORIZED BY THE BOARD OF DIRECTORS

  ** OTHER THAN THE FOLLOWING (THE "PERMITTED INDEBTEDNESS"): (i) INDEBTEDNESS OF BORROWER IN FAVOR OF GBC ARISING UNDER THIS AGREEMENT; (ii) THE EXISTING INDEBTEDNESS OF THE BORROWER; (iii) INDEBTEDNESS TO TRADE CREDITORS, INCLUDING, WITHOUT LIMITATION, AFFILIATES OF BORROWER, INCURRED IN THE ORDINARY COURSE OF BUSINESS; (iv) OTHER INDEBTEDNESS OF BORROWER, NOT EXCEEDING $250,000 IN THE AGGREGATE OUTSTANDING AT ANY TIME; (v) CONTINGENT OBLIGATIONS OF BORROWER CONSISTING OF GUARANTEES (AND OTHER CREDIT SUPPORT) OF THE OBLIGATIONS OF VENDORS AND SUPPLIERS OF BORROWER IN RESPECT OF TRANSACTIONS ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS; (vi) INDEBTEDNESS WITH RESPECT TO CAPITAL LEASE OBLIGATIONS AND INDEBTEDNESS SECURED BY PERMITTED LIENS; (vii) GUARANTEES OF EXISTING INDEBTEDNESS ASSOCIATED WITH THE "TRANSACTIONS" SET FORTH IN THE SCHEDULE; (viii) EXTENSIONS, RENEWALS, REFUNDINGS, REFINANCINGS, MODIFICATIONS, AMENDMENTS AND RESTATEMENTS OF ANY OF THE ITEMS OF PERMITTED INDEBTEDNESS (i) THROUGH (vii) ABOVE, PROVIDED THAT THE PRINCIPAL AMOUNT THEREOF IS NOT INCREASED OR THE TERMS THEREOF ARE NOT MODIFIED TO IMPOSE MORE BURDENSOME TERMS UPON BORROWER

  *** , PROVIDED THAT THE BORROWER MAY REDEEM OR REPURCHASE ITS SECURITIES IN CONNECTION WITH ANY AGREEMENT APPROVED BY THE BORROWER'S BOARD OF DIRECTORS, BETWEEN THE BORROWER AND ANY OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT, THAT THE BORROWER ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS WHEREIN THE BORROWER IS OBLIGATED OR ENTITLED TO REPURCHASE FROM SUCH OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT SHARES OF EQUITY SECURITIES OF THE BORROWER UPON SUCH PERSON'S TERMINATION OF EMPLOYMENT OR SERVICES OR OTHER EVENT; PROVIDED THAT THE TOTAL AMOUNT OF SUCH REDEMPTIONS AND REPURCHASES SHALL NOT EXCEED $250,000 IN ANY FISCAL YEAR (EXCEPT THAT SUCH DOLLAR LIMIT SHALL NOT APPLY TO REDEMPTIONS AND REPURCHASES IN CONNECTION WITH THE ARCXEL ACQUISITION (AS DEFINED IN SECTION 7 OF THE SCHEDULE).

  5.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against GBC with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to GBC, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that GBC may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

  5.7 NOTIFICATION OF CHANGES. Borrower will promptly notify GBC in writing of any change in its * officers or directors, the opening of any new bank account or other deposit account, and any material adverse change in the business or financial affairs of Borrower.

  * EXECUTIVE

  5.8 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by GBC, to execute all documents and take all actions, as GBC may deem reasonably necessary or useful in order to perfect and maintain GBC's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

  5.9 INDEMNITY. Borrower hereby agrees to indemnify GBC and hold GBC harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including attorneys' fees), of every nature, character and description, which GBC may sustain or incur based upon or arising out of any of the Obligations, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between GBC and Borrower, any actual or alleged failure of GBC to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by GBC relating to Borrower or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of GBC or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing GBC). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

6.   TERM.

  6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date.

  6.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three business days after written notice of termination is given to GBC; or (ii) by GBC at any time after the occurrence * of an Event of Default, effective immediately**. If this Agreement is terminated by Borrower or by GBC under this Section 6.2, Borrower shall pay to GBC a termination fee (the "Termination Fee") in the amount shown on the Schedule. The Termination Fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

  * AND DURING THE CONTINUATION

 ** WITH ONLY REASONABLY PROMPT, SUBSEQUENT NOTICE

GREYROCK BUSINESS CREDIT
                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

  6.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay and perform in full all Obligations, whether evidenced by installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if on the Maturity Date, or on any earlier effective date of termination, there are any outstanding letters of credit issued based upon an application, guarantee, indemnity or similar agreement on the part of GBC, then on such date Borrower shall provide to GBC cash collateral in an amount equal to 110% of the face amount of all such letters of credit plus all interest, fees and costs due or (in GBC's estimation) likely to become due in connection therewith, to secure all of the Obligations relating to said letters of credit, pursuant to GBC's then standard form cash pledge agreement. Notwithstanding any termination of this Agreement, all of GBC's security interests in all of the Collateral and all of the terms and provisions of this Agreement shall continue in full force and effect until all Obligations have been paid and performed in full; provided that, without limiting the fact that Loans are subject to the discretion of GBC, GBC may, in its sole discretion, refuse to make any further Loans after termination. No termination shall in any way affect or impair any right or remedy of GBC, nor shall any such termination relieve Borrower of any Obligation to GBC, until all of the Obligations have been paid and performed in full. Upon payment and performance in full of all the Obligations and termination of this Agreement, GBC shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate GBC's security interests.

7.  EVENTS OF DEFAULT AND REMEDIES.

  7.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give GBC immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect+++; or (b) Borrower shall fail to pay any Loan or any interest thereon or any other monetary Obligation* ; or (c) the total Loans and other Obligations outstanding at any time shall exceed the Credit Limit + ; or (d) Borrower shall fail to perform any non-monetary Obligation which by its nature cannot be cured; or (e) Borrower shall fail to perform any other non-monetary Obligation, which failure is not cured within 5 ++ business days after the date performance is due; or (f) any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or (g) any default or event of default occurs under any obligation secured by a Permitted Lien, which is not cured within any applicable cure period or waived in writing by the holder of the Permitted Lien; or (h) Borrower breaches any material contract or obligation, which has or may reasonably be expected to have a material adverse effect on Borrower's business or financial condition; or (i) dissolution, termination of existence, insolvency or business failure of Borrower or any Guarantor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; or (j) the commencement of any proceeding against Borrower or any Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or (k) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or (l) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or (m) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits or terminates its subordination agreement; or (n) there shall be a change in the record or beneficial ownership of an aggregate of more than **** of the outstanding shares of stock of Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock of Borrower in effect on the date hereof, without the prior written consent of GBC; or (o) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which ** be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or (p) there shall be a material adverse change in Borrower's business or financial condition. GBC may cease making any Loans hereunder during any of the above cure periods, and thereafter if an Event of Default has occurred*** .

  + IF SUCH EXCESS IS NOT PAID TO GBC WITHIN FIVE BUSINESS DAYS AFTER THE DATE SUCH EXCESS OCCURRED

  ++ TEN (10)

  +++ WHEN MADE

  * , WITHIN FIVE BUSINESS DAYS AFTER THE DATE DUE,

  ** IS REASONABLY LIKELY TO

  *** AND IS CONTINUING

  ****50%

GREYROCK BUSINESS CREDIT

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

  7.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, and at any time thereafter *, GBC, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Cease making Loans or otherwise extending credit to Borrower under this Agreement or any other document or agreement; (b) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes GBC without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge + for so long as GBC ** deems it necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should GBC seek to take possession of any of the Collateral by Court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that GBC retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to GBC at places designated by GBC which are reasonably convenient to GBC and Borrower, and to remove the Collateral to such locations as GBC may ** deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, GBC shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time GBC obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. GBC shall have the right to conduct such disposition on Borrower's premises without charge +, for such time or times as GBC deems reasonable, or on GBC's premises, or elsewhere and the Collateral need not be located at the place of disposition. GBC may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (g) Demand payment of, and collect any Receivables and General Intangibles comprising Collateral and, in connection therewith, Borrower irrevocably authorizes GBC to endorse or sign Borrower's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in GBC's *** discretion, to grant extensions of time to pay, compromise claims and settle Receivables, General Intangibles and the like for less than face value; and (h) Demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of GBC's rights and remedies, from and after the occurrence of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional four percent per annum.

  + BY BORROWER

  * WHILE SUCH EVENT OF DEFAULT IS CONTINUING

  ** REASONABLY

  *** REASONABLE

  7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and GBC agree that a sale or other disposition (collectively, "sale") of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least
* days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by GBC, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, GBC may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. GBC shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

  * TEN

  7.4 POWER OF ATTORNEY. Upon the occurrence and during the continuance of any Event of Default, without limiting GBC's other rights and remedies, Borrower grants to GBC an irrevocable power of attorney coupled with an interest, authorizing and permitting GBC (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but GBC agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that GBC may, in its sole discretion, deem advisable in order to perfect and

GREYROCK BUSINESS CREDIT

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
maintain GBC's security interest in the Collateral, or in order to exercise a right of Borrower or GBC, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements;
(b) Execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of GBC's Collateral or in which GBC has an interest; (c) Execute on behalf of Borrower, any invoices relating to any Receivable, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into GBC's possession; (e) Endorse all checks and other forms of remittances received by GBC; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith;
(h) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Borrower to give GBC the same rights of access and other rights with respect thereto as GBC has under this Agreement; and (k) Take any action or pay any sum required of Borrower pursuant to this Agreement and any other present or future agreements. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall GBC's rights under the foregoing power of attorney or any of GBC's other rights under this Agreement be deemed to indicate that GBC is in control of the business, management or properties of Borrower.

  7.5 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by GBC first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by GBC in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as GBC shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; Borrower shall remain liable to GBC for any deficiency. If GBC, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, GBC shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by GBC of the cash therefor.

  7.6 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, GBC shall have all the other rights and remedies accorded a secured party under the California Uniform Commercial Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between GBC and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by GBC of one or more of its rights or remedies shall not be deemed an election, nor bar GBC from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of GBC to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

8. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

  "Account Debtor" means the obligor on a Receivable.

  "Affiliate" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

  "Agreement" and "this Agreement" means this Loan and Security Agreement and all modifications and amendments thereto, extensions thereof, and replacements therefor.

  "Business Day" means a day on which GBC is open for business.

  "Code" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

  "Collateral" has the meaning set forth in Section 2.1 above.

  "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

  "Deposit Account" has the meaning set forth in Section 9105 of the Code.

   "Eligible Receivables" means unconditional Receivables arising in the ordinary course of Borrower's business from the completed sale of goods or rendition of services, which GBC * shall deem eligible for borrowing, based on such considerations as GBC may from time to time deem appropriate*.

  * , IN ITS GOOD FAITH BUSINESS JUDGMENT

  "Equipment" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures,

GREYROCK BUSINESS CREDIT

                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------
motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

  "Event of Default" means any of the events set forth in Section 7.1 of this Agreement.

  "General Intangibles" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choices in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against GBC, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

  "Guarantor" means any Person who has guaranteed any of the Obligations.

  "Inventory" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

  "LIBOR Rate" means (i) the one-month London Interbank Offered Rate for deposits in U.S. dollars, as shown each day in The Wall Street Journal (Eastern Edition) under the caption "Money Rates - London Interbank Offered Rates (LIBOR)"; or (ii) if the Wall Street Journal does not publish such rate, the offered one-month rate for deposits in U.S. dollars which appears on the Reuters Screen LIBOR Page as of 10:00 a.m., New York time, each day, provided that if at least two rates appear on the Reuters Screen LIBO Page on any day, the "LIBOR Rate" for such day shall be the arithmetic mean of such rates; or (iii) if the Wall Street Journal does not publish such rate on a particular day and no such rate appears on the Reuters Screen LIBO Page on such day, the rate per annum at which deposits in U.S. dollars are offered to the principal London office of The Chase Manhattan Bank, N.A. in the London interbank market at approximately 11:00 A.M., London time, on such day in an amount approximately equal to the outstanding principal amount of the Loans, for a period of one month, in each of the foregoing cases as determined in good faith by GBC, which determination shall be conclusive absent manifest error.

  "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to GBC, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by GBC in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, loan fees, termination fees, minimum interest charges and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and GBC.

  "Permitted Liens" means the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment;
(iii) liens for taxes not yet payable; (iv) additional security interests and liens which are subordinate to the security interest in favor of GBC and are consented to in writing by GBC (which consent shall not be unreasonably withheld); (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; * (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. GBC will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on GBC's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of GBC, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

GREYROCK BUSINESS CREDIT
                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

  *(vi-1) SECURITY INTERESTS IN FAVOR OF SILICON VALLEY BANK, MMC/GATX PARTNERSHIP NO.1, AND MEIER MITCHELL & COMPANY IN SPECIFIC EQUIPMENT (THE "SVB LIENS"), (vi-2) SECURITY INTERESTS IN EQUIPMENT SHOWN ON THE UCC SEARCHES IN THE NAME OF THE BORROWER IN THE STATES OF COLORADO, WASHINGTON AND CALIFORNIA, DATED AS OF OCTOBER 20, 1997, OCTOBER 17, 1997, AND NOVEMBER 12, 1997, RESPECTIVELY.

  "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

  "Receivables" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, securities, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

  Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

9.  GENERAL PROVISIONS.

  9.1 INTEREST COMPUTATION. In computing interest on the Obligations, all checks, wire transfers and other items of payment received by GBC (including proceeds of Receivables and payment of the Obligations in full) shall be deemed applied by GBC on account of the Obligations three Business Days after receipt by GBC of immediately available funds. GBC shall not, however, be required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to GBC in its discretion, and GBC may charge Borrower's Loan account for the amount of any item of payment which is returned to GBC unpaid.

  9.2 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in GBC's sole discretion reversed and re-applied, to the Obligations, in such order and manner as GBC shall determine in its sole discretion.

  9.3 CHARGES TO ACCOUNT. GBC may, in its discretion, require that Borrower pay monetary Obligations in cash to GBC, or charge them to Borrower's Loan account, in which event they will bear interest at the same rate applicable to the Loans.

  9.4 MONTHLY ACCOUNTINGS. GBC shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this Agreement. * account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by GBC), unless Borrower notifies GBC in writing to the contrary within sixty days after each account is rendered, describing the nature of any alleged errors or admissions.

  * IN THE ABSENCE OF MANIFEST ERROR SUCH

  9.5 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed to GBC or Borrower at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one business day following delivery to the private delivery service, or two business days following the deposit thereof in the United States mail, with postage prepaid.

  9.6 SEVERABILITY. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

  9.7 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith are the final, entire and complete agreement between Borrower and GBC and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.

  9.8 WAIVERS. The failure of GBC at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and GBC shall not waive or diminish any right of GBC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to GBC shall be deemed to have been waived by any act or knowledge of GBC or its agents or employees, but only by a specific written waiver signed by an authorized officer of GBC and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, account, General Intangible, document or guaranty at any time held by GBC on which Borrower is or may in any way be liable, and notice of any action taken by GBC, unless expressly required by this Agreement.

  9.9 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of GBC.

GREYROCK BUSINESS CREDIT
                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

  9.10 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

  9.11 ATTORNEYS FEES AND COSTS. Borrower shall reimburse GBC for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by GBC, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs GBC incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice * in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce GBC's security interest in, the Collateral; and otherwise represent GBC in any litigation ** relating to Borrower. If either GBC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which GBC may be entitled pursuant to this Paragraph shall immediately become part of Borrower's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

  *REASONABLY REQUIRED

  **BROUGHT BY A THIRD PARTY

  9.12 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and GBC; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of GBC, and any prohibited assignment shall be void. No consent by GBC to any assignment shall release Borrower from its liability for the Obligations.

  9.13 JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  9.14 LIMITATION OF ACTIONS. [Intentionally Deleted.]

  9.15 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are only used in this Agreement for convenience. Borrower and GBC acknowledge that the headings may not describe completely the subject matter of the applicable paragraph, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against GBC or Borrower under any rule of construction or otherwise.

  9.16 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of GBC and Borrower shall be governed by the laws of the State of California. As a material part of the consideration to GBC to enter into this Agreement, Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at GBC's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

GREYROCK BUSINESS CREDIT
                                                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

  9.17 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND GBC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

  BORROWER:

        VIXEL CORPORATION


        BY  /s/ Stephen M. Smith
            ---------------------------------------
               PRESIDENT OR VICE PRESIDENT


  GBC:

        GREYROCK BUSINESS CREDIT,
        A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION


        BY  /s/ Lisa Nagano
            ---------------------------------------
        TITLE  V.P.
              -------------------------------------


46,339-3

                 LETTER AGREEMENT - AMENDMENT TO LOAN AGREEMENT

                               November 26, 1997

Greyrock Business Credit
10880 Wilshire Blvd. Suite 950
Los Angeles, CA 90024

Gentlemen:

     Reference is made to the Loan and Security Agreement between us of even date (the "Loan Agreement"). (Capitalized terms used in this Letter Agreement, which are not defined, shall have the meanings set forth in the Loan Agreement.)

     This will confirm our agreement to amend the Loan Agreement as follows:

     1. Exclusion of Certain Equipment. The following sentence is hereby added to the Loan Agreement at the end of the definition of "Equipment" in
Section 8 of the Loan Agreement: "Notwithstanding anything in this Agreement to the contrary, the terms `Equipment' and `Collateral' shall not include equipment in which the Borrower has granted security interests to Silicon Valley Bank, MMC/GATX Partnership No. 1, and Meier Mitchell & Company (the 'Silicon Equipment')."

     2. Conforming Change. Because the Collateral does not include the Silicon Equipment, the following clause is hereby deleted from the definition of Permitted Liens in Section 8 of the Loan Agreement: "(vi-l) security interests in favor of Silicon Valley Bank, MMC/GATX Partnership No. 1, and Meier Mitchell & Company in specific Equipment (the `SVB Liens')."

     As herein expressly modified the Loan Agreement shall continue in full force and effect and the same is hereby ratified and confirmed. This Letter Agreement and the other written agreements and documents between us set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, oral representations, oral agreements and oral understandings between the parties with respect to the subject matter hereof. This Letter Agreement may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto.

                         Sincerely yours,

                         VIXEL CORPORATION

                         By  /s/ Stephen M. Smith
                            -------------------------------------

                         Title  VP Finance
                               ----------------------------------

Accepted and agreed:

GREYROCK BUSINESS CREDIT, a Division of
NationsCredit Commercial Corporation

By  /s/ Lisa Nagano
   ------------------------------------

Title  V.P.
     ----------------------------------

[GREYROCK BUSINESS CREDIT LOGO]
A NATIONSBANK COMPANY

                CERTIFIED RESOLUTION AND INCUMBENCY CERTIFICATE

BORROWER:       VIXEL CORPORATION, A CORPORATION
                ORGANIZED UNDER THE LAWS OF THE STATE OF
                DELAWARE

DATE:           NOVEMBER 26, 1997

     I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to GBC, and GBC is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to GBC, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to GBC, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to GBC any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as GBC may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval; and that GBC may conclusively rely upon a certified copy of these resolutions and a certificate of the Secretary or Ass't Secretary of this corporation as to the officers of this corporation and their offices and signatures, and continue to conclusively rely on such certified copy of these resolutions and said certificate for all past, present and future transactions until written notice of any change hereto or thereto is given to GBC by this corporation by certified mail, return receipt requested.

  The undersigned further hereby certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

NAMES               OFFICE(S)                ACTUAL SIGNATURES
-----               ---------                -----------------
Stephen M. Smith    VP Finance               /s/ STEPHEN M. SMITH
Greg Olbright       CEO & President          /s/ GREGORY R. OLBRIGHT

  IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                                                /s/ Stephen M. Smith
                                        -------------------------------------
                                          Secretary or Assistant Secretary

                        [GREYROCK BUSINESS CREDIT LOGO]



                                  SCHEDULE TO
                          LOAN AND SECURITY AGREEMENT


BORROWER: VIXEL CORPORATION
ADDRESS:  11911 NORTHCREEK PARKWAY S., SUITE 100
          BOTHELL, WASHINGTON 98011

DATE:     NOVEMBER 26, 1997

This Schedule is an integral part of the Loan and Security Agreement between GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("GBC") and the above-borrower ("Borrower") of even date.

================================================================================

1.   CREDIT LIMIT
     (Section 1.1):      An amount not to exceed the lesser of: (i) $5,000,000
                         at any one time outstanding; or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in
                         Section 8 above).

================================================================================


2.   INTEREST

          INTEREST RATE (Section 1.2):

                         The interest rate in effect throughout each calendar month during the term of this Agreement shall be the highest "LIBOR Rate" in effect during such month, plus 4.75% per annum, provided that (i) the interest rate in effect in each month shall not be less than 8% per annum, and (ii) the interest charged for each month in which there are any Loans outstanding shall be a minimum of $6,000 (regardless of the amount of the Loans outstanding), and (iii) the interest charged for each month in which there are no Loans outstanding shall be $2,000 (even though there are no Loans outstanding). Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in
                         Section 8 above.

================================================================================


3.   FEES (Section 1.3/Section 6.2):

          Loan Fee:      $40,000, payable concurrently herewith.

GREYROCK BUSINESS CREDIT                 SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

     Termination Fee:    $6,000 per month for each month (or portion thereof)
                         from the effective date of termination to the Maturity
                         Date

     NSF Check Charge:   $15.00 per item.

     Wire Transfers:     $15.00 per transfer.

================================================================================

4.   MATURITY DATE
     (Section 6.1):      NOVEMBER 30, 1998, subject to automatic renewal as
                         provided in Section 6.1 above, and early termination as provided in Section 6.2 above.

================================================================================

5.   REPORTING
     (Section 5.2):
                         Borrower shall provide GBC with the following:

                         1. Annual financial statements, as soon as available, and in any event within 90 days following the end of Borrower's fiscal year, certified by independent certified public accountants acceptable to GBC.

                         2. Quarterly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each fiscal quarter of Borrower.

                         3. Monthly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each month.

                         4. Monthly Receivable agings, aged by invoice date, within 10 days after the end of each month (subject to month end adjustments in the ordinary course of business).

                         5. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within 10 days after the end of each month (subject to month end adjustments in the ordinary course of business).

================================================================================

6.   BORROWER INFORMATION:

          PRIOR NAMES OF BORROWER
          (Section 3.2):                     Photonics Research, Inc.

          PRIOR TRADE NAMES OF BORROWER
          (Section 3.2):                     None

          EXISTING TRADE NAMES OF BORROWER
          (Section 3.2):                     None

GREYROCK BUSINESS CREDIT                 SCHEDULE TO LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

   OTHER LOCATIONS AND
   ADDRESSES (Section 3.3):    325 Interlocken Parkway, Bldg. A, Bloomfield,
                               CO 80021

                               411 N. Sam Houston Pkwy East, Suite 335, Houston, TX 77060

   MATERIAL ADVERSE
   LITIGATION (Section 3.10):  None. For disclosure purposes only, Borrower advises GBC that it has been named as the defendant in a complaint filed by Methode Electronics, Inc. ("Methode") on October 7, 1997 in the United States District Court for the Northern District of Illinois (the "Complaint"), in which Methode claims that Borrower's Giga-bit Interface Converter product infringes U.S. Patent No. 5,546,281 ("Removable Optoelectronic Module"), of which Methode is the assignee. In the Complaint, Methode seeks declaratory and injunctive relief and treble damages for alleged willful infringement by Borrower of the patents in question.

                               Borrower has filed with the court a motion to dismiss the Methode action for lack of personal jurisdiction, or, alternatively, to transfer the case to the United States District Court for the Western District of Washington.

                               Borrower does not believe the foregoing will result in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted.

================================================================================

7. OTHER PROVISIONS:

                               (1) NEGATIVE COVENANTS - EXCEPTIONS. The following transactions (the "Transactions") shall be permitted transactions under Section
                               5.5 and will not require the consent of GBC:

                                   (a) The acquisition by Borrower of 100% of the outstanding capital stock of Arcxel Technologies, Inc., a California corporation, on substantially the terms set forth on the Letter of Intent entitled "Proposed Merger of Arcxel and Vixel" attached hereto as Exhibit A (the "Arcxel Acquisition"); and

                                   (b) The sale of Borrower of its Broomfield, Colorado facility and the business and assets, including intellectual property, related to the design, manufacturing and marketing of vertical cavity laser diodes and integrated photodetectors.

                                   (c) Borrower maintaining inventory at third party completion sites in the ordinary course of business.

                               (2) INTELLECTUAL PROPERTY. Borrower represents and warrants that, except for the assets being sold related to the design, manufacturing and marketing of vertical cavity laser diodes and integrated photodetectors, Borrower has no patents, patent applications, copyrights (registered or unregistered), copyright applications, or

Greyrock Business Credit                 Schedule to Loan and Security Agreement
--------------------------------------------------------------------------------


                               software. Borrower will promptly advise GBC upon acquiring any of the foregoing.

Borrower:                               GBC:
  VIXEL CORPORATION                     GREYROCK BUSINESS CREDIT,
                                        a Division of NationsCredit Commercial
                                        Corporation
By /s/ Stephen M. Smith  11/28/97
  -------------------------------
   President or Vice President          By /s/ Lisa Nagano
                                          -------------------------------------
                                        Title VP
                                             ----------------------------------

[GREYROCK BUSINESS CREDIT LOGO]


                                PLEDGE AGREEMENT
                                  (SECURITIES)

PLEDGOR:  VIXEL CORPORATION
ADDRESS:  11911 NORTHCREEK PARKWAY S.
          SUITE 100
          BOTHELL, WA 98011

DATE:     FEBRUARY 9, 1998


     THIS PLEDGE AGREEMENT ("Pledge Agreement"), dated the above date, is entered into at between GREYROCK BUSINESS CREDIT, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024, and the pledgor named above ("Pledgor"), whose address is set forth above.

     1. PLEDGE OF SECURITIES. Pledgor hereby pledges to GBC and grants GBC a security interest in the stock certificates and other securities listed on Exhibit A hereto, together with duly executed instruments of assignment thereof to GBC (which, together with all replacements and substitutions therefor are hereinafter referred to as the "Securities"), and all rights and remedies relating to, or arising out of, any and all of the foregoing, and all proceeds thereof (collectively, the "Collateral") to secure the payment and performance of all "Obligations" (collectively, the "Obligations"), as defined in the Loan and Security Agreement between GBC and Pledgor dated November 26, 1997, and all extensions and renewals and modifications thereof (the "Loan Agreement"). Any and all stock dividends, rights, warrants, options, puts, calls, conversion rights and other securities and any and all property and money distributed or delivered with respect to the Securities or issued upon the exercise of any puts, calls, conversion rights, options, warrants or other rights included in or pertaining to the Securities shall be included in the term "Securities" as used herein and shall be subject to this Pledge Agreement, and Pledgor shall deliver the same to GBC immediately upon receipt thereof together with any necessary instruments of transfer; provided, however, that until an Event of Default as hereinafter defined) shall occur, Pledgor may retain any dividends paid in cash or its equivalent, with respect to any stock included in the Securities and any interest paid with respect to any bonds, debentures or other evidences of indebtedness included in the Securities. Pledgor hereby acknowledges that the acceptance of the pledge of the Securities by GBC shall not constitute a commitment of any kind by GBC to permit Pledgor to incur Obligations.

     2. VOTING AND OTHER RIGHTS. Pledgor shall have the right to exercise all voting rights with respect to the Securities, provided no Event of Default (as hereinafter defined) has occurred. Upon the occurrence of any Event of Default, GBC shall have the right (but not any obligation) to exercise all voting rights with respect to the Securities. Provided no Event of Default has occurred, Pledgor shall have the right to exercise all puts, calls, straddles, conversion rights, options, warrants, and other rights and remedies with respect to the Securities, provided Pledgor obtains the prior written consent of GBC thereto. GBC shall have no responsibility or liability whatsoever for the exercise of, or failure to exercise, any puts, calls, straddles, conversion rights, options, warrants, rights to vote or consent, or other rights with respect to any of the Securities. Whether or not an Event of Default has occurred, GBC shall have the right from time to time to transfer all or any part of the Securities to GBC's own name or the name of its nominee.

     3. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to GBC that Pledgor now has, and * throughout the term of this Agreement will at all times have, good title to the Securities and the other Collateral, free and clear of any and all security interests, liens and claims of any kind whatsoever**.

     *(SUBJECT TO SECTION 2 ABOVE)

     **EXCEPT THOSE IN FAVOR OF GBC

     4. EVENTS OF DEFAULT. If any one or more of the following events shall occur, any such event shall constitute an Event of Default and Pledgor shall provide

GREYROCK BUSINESS CREDIT                                        PLEDGE AGREEMENT
--------------------------------------------------------------------------------


GBC with immediate notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Pledgor or any of Pledgor's officers, employees or agents now or hereafter is incorrect, false, untrue or misleading in any material respect; or (b) Pledgor shall fail to promptly pay or perform when due part or all of any of the Obligations, or any default or event of default shall occur under the Loan Agreement or any other present or future instrument, document or agreement between GBC and Pledgor.

     5. REMEDIES. If an Event of Default shall occur, Pledgor shall give immediate written notice thereof to GBC. Upon the occurrence of an Event of Default, and at any time thereafter*, GBC shall have the right, without notice to or demand upon Pledgor, to exercise any one or more of the following remedies: (a) accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by any agreement or instrument evidencing or relating to any of the same; (b) sell or otherwise dispose of the Securities, and other Collateral, at a public or private sale, for cash, or other property, or on credit, with the authority to adjourn or postpone any such sale from time to time without notice other than oral announcement at the time scheduled for sale. GBC may directly or through any affiliate purchase the Securities, and other Collateral, at any such public disposition, and if permissible under applicable law, at any private disposition. Pledgor and GBC hereby agree that it shall conclusively be deemed commercially reasonable for GBC, in connection with any sale or disposition of the Securities, to impose restrictions and conditions as to the investment intent of a purchaser or bidder, the ability of a purchaser or bidder to bear the economic risk of an investment in the Securities, the knowledge and experience in business and financial matters of a purchaser or bidder, the access of a purchaser or bidder to information concerning the issuer of the Securities, as well as legend conditions and stop transfer instructions restricting subsequent transfer of the Securities, and any other restrictions or conditions which GBC believes to be necessary or advisable in order to comply with any state or federal securities or other laws. Pledgor acknowledges that the foregoing restrictions may result in fewer proceeds being received upon such sale then would otherwise be the case. Pledgor hereby agrees to provide to GBC any and all information required by GBC in connection with any sales of Securities by GBC hereunder. If, after the occurrence of any Event of Default, Rule 144 promulgated by the Securities and Exchange Commission (or any other similar rule) is available for use by GBC in connection with the sales of any Securities hereunder. Pledgor agrees not to utilize Rule 144 in the sale of any securities held by Pledgor of the same class as the Securities, without the prior written consent of GBC. Any and all attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC in connection with the foregoing shall be added to and become a part of the Obligations and shall be due from Pledgor to GBC upon demand.

     *WHILE AN EVENT OF DEFAULT IS CONTINUING

     6. REMEDIES, CUMULATIVE; NO WAIVER. The failure of GBC to enforce any of the provisions of this Agreement at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to GBC by law.

     7. TERM. This Agreement and GBC's rights hereunder shall continue in full force and effect until all of the Obligations have been fully paid, performed and discharged and the Loan Agreement and all other agreements between Borrower and GBC have terminated. Upon termination, GBC shall return the Collateral to Pledgor, with any necessary instruments of transfer.

     8. REVIVOR. If any payment made on any of the Obligations shall for any reason be required to be returned by GBC, whether on the ground that such payment constituted a preference or for any other reason, then for purposes of this Agreement, and notwithstanding any prior termination of this Agreement, such payment on shall be treated as not having been made, and this Agreement shall in all respects be effective with respect to the Obligations, as though such payment had not been made; and if any of the Collateral been released or returned to Pledgor, then Pledgor shall return such Collateral to GBC, to be held and dealt with in accordance with the terms of this Agreement.

     9. GENERAL PROVISIONS. This Agreement and the documents referred to herein are the entire and only agreements between Pledgor and GBC with respect to the subject matter hereof, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, with respect to the subject matter hereof, which are not set forth herein or therein, are superseded hereby. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Pledgor and GBC. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by GBC and its successors and assigns and shall be binding upon Pledgor and its successors and assigns; provided that Pledgor may not transfer any of its rights hereunder without the prior written consent of GBC. Paragraph headings are used herein for convenience only. Pledgor acknowledges that the same may not describe completely the subject matter of the applicable paragraphs and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. Pledgor shall upon demand reimburse GBC for all reasonable costs, fees and expenses (including without limitation attorneys' fees, whether or not suit be brought), which are incurred by GBC in connection with, or arising out of, this Agreement. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the

GREYROCK BUSINESS CREDIT                                        PLEDGE AGREEMENT
--------------------------------------------------------------------------------

parties hereto shall be governed, construed, and interpreted in accordance with the internal laws (and not conflict of laws rules) of the State of California. Pledgor hereby agrees that all actions or proceedings relating directly or indirectly hereto may, at the option of GBC, be litigated in courts located within said State, and Pledgor hereby expressly consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or by certified or registered mailing directed to Pledgor at its last address known to GBC.

     10. MUTUAL WAIVER OF RIGHT TO JURY TRIAL. GBC AND PLEDGOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND PLEDGOR; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR PLEDGOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR PLEDGOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT
OR OTHERWISE.

     PLEDGOR:

     VIXEL CORPORATION


     By /s/ Stephen M. Smith
        -----------------------------

     Title  VP Finance
            -------------------------


     GBC:

     GREYROCK BUSINESS CREDIT
     Division of NationsCredit Commercial Corporation


     By /s/ Lisa Nagano
        -----------------------------

     Title  VP
            -------------------------



                                   EXHIBIT A


All "securities", "financial assets", "securities accounts", and "security entitlements" (as those terms are defined in Division 8 of the California Uniform Commercial Code in effect on the date hereof), including without limitation any of the foregoing maintained at NationsBanc Montgomery Securities, Inc., all "investment property" (as that term is defined in Division 9 of the California Uniform Commercial Code in effect on the date hereof), all rights and remedies related to, or arising out of, any and all of the foregoing, and all proceeds of any of the foregoing.


                                      -3-